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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-13622) of Brendle's Incorporated of our report dated March 29, 1996, except as to Notes 1 and 8, which are as of April 30, 1996, appearing on page F-1 of the Annual Report to Shareholders on Form 10-K for the year ended January 27, 1996.




PRICE WATERHOUSE LLP
Winston-Salem, North Carolina
May 30, 1996